UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, 10th Floor, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2013. The net asset value (NAV) at that date was $12.31 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $11.34.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2013	Year Ended December 31, 2013
Cohen & Steers Global Income Builder at NAV[a]	16.41%	20.09%
Cohen & Steers Global Income Builder at Market Value[a]	10.83%	21.46%
MSCI World Index—net[b]	16.83%	26.68%
Blended Benchmark—55% CBOE S&P 500 BuyWrite Index/15% S&P 500 Index/15% BofA Merrill Lynch Fixed-Rate Preferred Securities Index/15% MSCI EAFE Index[b]	8.81%	14.74%
S&P 500 Index[b]	16.31%	32.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and is net of dividend withholding taxes. The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund's assets are allocated among five proprietary strategies: global large cap value stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of December 31, 2013, 71.0% of the Fund's assets were invested in the global large cap value strategy.

Investment Review

Equity markets soared in 2013 amid data that suggested a global economic recovery had finally taken hold. The S&P 500 Index rose 32.4%, its best performance since 1997, while the Dow Jones Industrial Average climbed 29.7% in its best year since 1995. Propelled by Japanese Prime Minister Abe's monetary and fiscal easing policies, Japan's Nikkei Index rose a blistering 59.3% after treading water for several years.

But the ride was bumpy. Markets surged early, but tumbled in May when Federal Reserve (Fed) Chairman Bernanke said he would slow bond purchases once labor market improvements were "real and sustainable." Tapering implied higher interest rates, sending Treasury yields up and Real Estate Investment Trusts (REITs) down. Reassuring comments by several Fed governors subsequently calmed markets and eased interest rates, but skittishness persisted into the fall. In a turnaround, investor sentiment improved so much that in December, when Mr. Bernanke announced the Fed would begin tapering, markets rallied to an early "January bounce."

Within Large Cap, Cyclical Sectors Outperformed

For most of the year, investors rewarded shares of companies that benefited from improved global economic conditions. The expiration of the payroll tax benefit was an early headwind for the consumer discretionary sector (with a total return of 39.8%c), but improvements in jobs, housing and the economy sparked consumer confidence and spending. The health care sector (37.1%) experienced gyrations, partly related to the implementation of the Affordable Care Act in the U.S. But much of the growth came

c  Large cap sector returns are in U.S. dollars as measured by the MSCI World Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

from multiple expansion in anticipation of earnings growth in 2014/2015. The bounce in industrials (32.8%) was tied to increases in manufacturing, housing and trade and to lower energy prices.

Information technology (29.3%) overcame a slowdown in government and enterprise spending and weakness in emerging markets and Asia; the late-period U.S. Senate budget deal included new spending on technology, and increased hiring buoyed the outlook for enterprise spending. An uptick in credit quality and a stronger housing market helped the financial services (28.0%) sector. Within the energy sector (18.8%), the slide in oil prices had a bigger impact on larger, integrated companies than on smaller, higher-risk exploration and production companies.

Global infrastructure's best-performing subsectors were those with the closest ties to the global economic recovery—airports (with a total return of 32.2%d), toll roads (32.1%) and water (21.4%). But the big winner was the railways subsector (59.0%). Most of its components are domiciled in Japan, and moved up with the Nikkei index. Railways also benefited from the government's pro-business, pro-consumer policies, which spurred an increase in passenger volume and strong financial performance.

The pipelines subsector (17.6%) underperformed in the wake of falling natural gas liquids prices and because of company-specific issues related to the group's two largest components. Higher interest rates hurt the highly leveraged electric utilities subsector (12.6%) through higher debt costs, compounding investors' shift away from defensive sectors. The cellular tower group, which accounts for most of the communications subsector (8.6%) and is also relatively highly leveraged, was held back by its perceived sensitivity to rising interest rates.

Global REITs' Performance Was Mixed

Global equity markets rallied early in the year, but slowed in the wake of Chairman Bernanke's May comments. U.S. REITs (with a total return of 2.5%e) lagged other regions on concerns about the impact rising interest rates would have on capital costs and property values. Investors responded by favoring short-lease sectors with the ability to raise rents—particularly hotel REITs (27.2%f). Interest-rate concerns also plagued health care REITs (–7.1%) because of their relatively bond-like cash flows. REIT bond yields were largely unchanged, and transactions in the private market indicated stable values supported by continued cash flow growth and strong investment demand for the types of high-quality properties that REITs typically own.

Most European markets advanced amid a pickup in economic activity. The U.K. (23.8%) was a standout, aided by favorable valuations, resilient fundamentals and strong demand for London real estate. France (7.2%) benefited from improving economic conditions in neighboring Spain and Italy.

Asia was propelled by Japan (60.5%); real estate developers surged along with other Japanese equities that benefited from Prime Minister Abe's policies. Developers rose from extremely low valuations.

d  Infrastructure subsector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

e  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

f  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Data showed continued improvement, with the Tokyo office vacancy rate falling below 8% for the first time in four years due to low supply.

Australian real estate stocks (6.6%) had local-currency gains, although a series of interest-rate cuts and a decline in commodity prices triggered a sharp devaluation in the Australian dollar. Hong Kong (–9.3%) and Singapore (–7.6%) struggled with slowdowns in economic growth and restrictions on residential development and purchasing activity, which hindered developers; and with U.S. tapering concerns, which weighed on higher-yielding REITs.

Fund Performance

The Fund outperformed its blended benchmark based on NAV and market price. At 71% of the Fund's assets, the global large cap value strategy was the main driver of absolute performance. Within that group, our underweight in the materials and consumer staples and an overweight in information technology were favorable, but stock selection in information technology and consumer staples was detrimental.

Within global infrastructure and utilities, our allocation to pipelines was the biggest contributor to relative return. The Fund had a significant investment in pipeline companies structured as master limited partnerships, as they have demonstrated better growth prospects than other higher-yielding infrastructure subsectors. Our underweight in the railways subsector and stock selection in the toll roads subsector detracted from performance.

Our stock selection in U.S. REITs and our allocation to Japan were positive contributors to relative performance in the Fund's REIT component. Stock selection in the U.K., France, Australia and Singapore was also beneficial, but stock selection in Hong Kong and the Netherlands was unfavorable.

Impact of Derivatives on Fund Performance

The Fund sold covered call options on an index with the intention of earning option premiums to generate income to pay dividends and reduce the volatility of the Fund's investments. In the 12-month period ended December 31, 2013, the use of these instruments detracted from the Fund's performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund's performance for the year compared with its blended benchmark, which is not leveraged.

Investment Outlook

The Federal Reserve's decision to begin tapering its monthly quantitative easing reinforces our confidence that the U.S. economy is strong as we enter 2014. We also find Europe's improved economic conditions and supportive government policies encouraging. In this improving environment, we expect strategies and sectors linked to the global recovery to outperform in the year ahead.

In view of high multiples and circumspect guidance, we expect large cap's gains to be more modest in the coming year. High multiples also mean there are fewer bargains to be found in equity markets, and we will have to remain somewhat aggressive in seeking opportunities. This is particularly

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

true in information technology, a sector we believe is well positioned to exceed expectations again. We are cautious about the defensive consumer staples and telecommunications services sectors, but believe select materials and industrials companies are in a position to benefit from increased global trade. Financial services companies are also likely to benefit from rising economic activity and larger interest rate spreads.

Within infrastructure, our focus remains on long-term secular growth businesses that will benefit from the recovery. Toll road operators are the best way to access this opportunity, in our view, given their attractive valuations and the sensitivity of their business models to economic activity. By comparison, we find electric utilities less appealing, given the sector's difficult regulatory conditions and challenging fundamentals. We still see opportunities among infrastructure companies in select emerging markets.

REITs may experience periods of volatility as the Fed begins to taper quantitative easing, but we expect to see improvements; a growing economy and stronger real estate fundamentals should outweigh higher interest rates. We will focus on sectors and companies we believe are the most attractively valued in the context of rising employment and consumer spending. In particular, we favor owners of high-quality retail assets and offices in those urban markets poised to benefit from job growth in technology, media and life sciences. Household formation will likely accelerate as new jobs are added, which would release pent-up demand for all forms of housing, including apartments. By contrast, we have become more cautious toward industrial REITs, as we believe the market has underestimated the potential for increased supply.

On balance, we see attractive investment opportunities in 2014, and note that U.S. companies are poised to return massive amounts of capital to shareholders through dividends and buybacks over the next several quarters. We also believe the breadth and depth of the recovery is sufficient to absorb the reduction in the Fed's bond purchasing program, and do not expect concerns over rising interest rates to derail equity markets.

Overseas, we expect Europe to continue to climb out of recession, led by the U.K. and Germany, with more impressive gains coming from Spain and Italy given their deep troughs. We also expect Japan's transformation to continue with an emphasis on structural issues that have made that economy less competitive; and we believe China will continue to slow to a more manageable pace in the mid-single digit range, leaving resource-dependent economies (Canada, Australia, Brazil, etc.) lagging. Such a slow and steady coordinated global recovery should keep interest rates and commodity prices in check, and provide a solid foundation for equities to add moderately to 2013's lofty returns.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	YIGAL D. JHIRAD
Portfolio Manager	Portfolio Manager

DOUGLAS R. BOND	BEN MORTON
Portfolio Manager	Portfolio Manager

JON CHEIGH	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

JASON A. YABLON
Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering real assets including real estate, listed infrastructure, MLPs and commodities, as well as large cap value and preferred securities.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2013, leverage represented 20% of the Fund's managed assets.

Leverage Factsa,b

Leverage (as a % of managed assets)	20%
Current Rate on Debt	0.9%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2013. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

December 31, 2013

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Apple	$8,108,039	2.3
Novartis AG	4,349,980	1.2
GlaxoSmithKline PLC	4,344,421	1.2
Nestle SA	4,203,269	1.2
Allianz SE	3,998,890	1.1
Broadcom Corp., Class A	3,928,625	1.1
Exxon Mobil Corp.	3,890,836	1.1
Citrix Systems	3,744,400	1.1
CyberAgent	3,657,772	1.0
JPMorgan Chase & Co.	3,356,401	1.0

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown
(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

		Number of Shares	Value
COMMON STOCK	112.9%
AUSTRALIA	1.9%
FINANCIAL—BANKS	0.4%
Australia and New Zealand Banking Group Ltd.[a]		39,961	$1,150,004
MATERIALS—METALS & MINING	0.3%
BHP Billiton Ltd.[a]		29,287	993,452
PIPELINES—C-CORP	0.3%
APA Group		133,566	715,567
REAL ESTATE	0.9%
DIVERSIFIED	0.5%
Cromwell Property Group		821,469	715,153
Goodman Group		181,662	767,234
			1,482,387
RETAIL	0.4%
Federation Centres Ltd.		468,792	979,488
TOTAL REAL ESTATE			2,461,875
TOTAL AUSTRALIA			5,320,898
BELGIUM	0.9%
CONSUMER STAPLES
Anheuser-Busch InBev NVa		24,000	2,550,877
BERMUDA	0.3%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[b]		47,755	721,578
BRAZIL	0.3%
ELECTRIC—INTEGRATED ELECTRIC
Light SA		100,111	938,627
CANADA	4.1%
FINANCIAL	1.1%
BANKS	0.4%
Toronto-Dominion Bank (USD)		13,700	1,291,088
INSURANCE	0.7%
Power Corp.[a]		62,800	1,888,877
TOTAL FINANCIAL			3,179,965

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
MARINE PORTS	0.3%
Westshore Terminals Investment Corp.		29,000	$944,872
MATERIALS—CHEMICALS	0.9%
Potash Corp. of Saskatchewan		72,300	2,383,569
PIPELINES—C-CORP	1.3%
AltaGas Ltd.		34,570	1,326,824
Enbridge		52,923	2,312,221
			3,639,045
TRANSPORT—RAIL	0.5%
Canadian National Railway Co.		23,600	1,345,461
TOTAL CANADA			11,492,912
CHINA	0.6%
GAS DISTRIBUTION
Towngas China Co., Ltd. (Cayman Islands) (HKD)		1,508,000	1,748,310
FRANCE	4.2%
AIRPORTS	0.0%
Aeroports de Paris		67	7,604
CONSUMER STAPLES	0.8%
Danone SAa		30,000	2,159,298
CONSUMER—CYCLICAL—DIVERSIFIED	0.4%
LVMH Moet Hennessy Louis Vuitton SAa		5,900	1,076,264
ENERGY—OIL & GAS	0.9%
Total SAa		40,381	2,473,736
FINANCIAL—BANKS	0.9%
BNP Paribas[a]		33,800	2,634,148
MATERIALS—CONSTRUCTION MATERIALS	0.4%
Lafarge SAa		16,400	1,228,923
REAL ESTATE—RETAIL	0.3%
Klepierre		21,337	988,766
TOLL ROADS	0.5%
Groupe Eurotunnel SA		132,427	1,391,853
TOTAL FRANCE			11,960,592

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
GERMANY	5.0%
AUTOMOTIVE	0.9%
Bayerische Motoren Werke AGa		21,600	$2,532,321
FINANCIAL	2.2%
BANKS	0.8%
Deutsche Bank AG		43,200	2,060,743
INSURANCE	1.4%
Allianz SEa		22,300	3,998,890
TOTAL FINANCIAL			6,059,633
INDUSTRIALS	0.9%
AIRLINES	0.4%
Deutsche Lufthansa AGb		60,000	1,272,797
ELECTRICAL EQUIPMENT	0.5%
Siemens AG		9,800	1,338,613
TOTAL INDUSTRIALS			2,611,410
TECHNOLOGY—SOFTWARE	1.0%
SAP AGa		33,600	2,880,186
TOTAL GERMANY			14,083,550
HONG KONG	3.7%
ENERGY—OIL & GAS	0.3%
CNOOC Ltd.[a]		424,000	788,476
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.2%
Hong Kong Exchanges and Clearing Ltd.[a]		39,000	649,807
GAS DISTRIBUTION	0.4%
Hong Kong and China Gas Co., Ltd.		454,000	1,043,328
HOTEL	0.6%
Wynn Macau Ltd.		348,000	1,579,717
INDUSTRIALS—DIVERSIFIED	1.1%
Hutchison Whampoa Ltd.[a]		241,000	3,278,891
REAL ESTATE	0.4%
DIVERSIFIED	0.0%
Sun Hung Kai Properties Ltd.		400	5,076

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
OFFICE	0.4%
Hongkong Land Holdings Ltd. (USD)		203,598	$1,201,228
TOTAL REAL ESTATE			1,206,304
TELECOMMUNICATION SERVICES	0.2%
China Mobile Ltd.[a]		56,500	584,724
WATER	0.5%
China Water Affairs Group Ltd.		3,682,000	1,362,772
TOTAL HONG KONG			10,494,019
IRELAND	1.3%
HEALTH CARE
HEALTHCARE PRODUCTS	0.7%
Covidien PLC (USD)[c]		28,700	1,954,470
PHARMACEUTICALS	0.6%
Actavis PLC (USD)[b,c]		11,000	1,848,000
TOTAL IRELAND			3,802,470
ITALY	1.2%
ENERGY—OIL & GAS	0.6%
Eni S.p.A.[a]		72,800	1,751,640
GAS DISTRIBUTION	0.6%
Snam S.p.A.[a]		309,756	1,732,649
TOTAL ITALY			3,484,289
JAPAN	11.7%
AUTOMOTIVE	0.8%
Toyota Motor Corp.[a]		37,000	2,255,626
CONSUMER DISCRETIONARY—MEDIA	1.3%
CyberAgent[a]		90,000	3,657,772
FINANCIAL	2.0%
BANKS	0.7%
Sumitomo Mitsui Trust Holdings		353,000	1,857,013
DIVERSIFIED FINANCIAL SERVICES	0.9%
ORIX Corp.[a]		140,500	2,464,187
INSURANCE	0.4%
NKSJ Holdings[a]		46,250	1,284,161
TOTAL FINANCIAL			5,605,361

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
GAS DISTRIBUTION	0.3%
Osaka Gas Co., Ltd.		222,000	$870,630
HEALTH CARE—PHARMACEUTICALS	0.7%
Astellas Pharma[a]		33,000	1,952,236
INDUSTRIALS	3.0%
COMMERCIAL SERVICES & SUPPLIES	1.0%
Secom Co., Ltd.[a]		47,000	2,829,551
ELECTRICAL EQUIPMENT	2.0%
Fanuc Ltd.[a]		17,700	3,235,448
Murata Manufacturing Co., Ltd.[a]		29,000	2,572,025
			5,807,473
TOTAL INDUSTRIALS			8,637,024
RAILWAYS	0.4%
Central Japan Railway Co.[a]		8,700	1,022,752
REAL ESTATE—OFFICE	0.4%
Japan Prime Realty Investment Corp.		351	1,123,227
TECHNOLOGY	2.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS	1.4%
Kyocera Corp.[a]		33,600	1,675,054
Sony Corp.[a]		60,500	1,049,027
TDK Corp.[a]		27,000	1,292,185
			4,016,266
OFFICE ELECTRONICS	0.6%
Canon[a]		54,900	1,735,989
TOTAL TECHNOLOGY			5,752,255
TELECOMMUNICATION SERVICES	0.8%
KDDI Corp.		36,300	2,230,187
TOTAL JAPAN			33,107,070
JERSEY	0.7%
CONSUMER DISCRETIONARY—MEDIA
WPP PLC (GBP)		85,500	1,953,855
MEXICO	1.2%
AIRPORTS	0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR[c]		18,944	1,008,200

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
CONSUMER—NON-CYCLICAL—RETAIL	0.4%
Wal-Mart de Mexico SA de CV		410,600	$1,078,035
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		573,400	667,097
TOLL ROADS	0.3%
OHL Mexico SAB de CVb		303,164	772,509
TOTAL MEXICO			3,525,841
NETHERLANDS	1.4%
INDUSTRIALS—AEROSPACE & DEFENSE	0.7%
Airbus Group NV		25,500	1,957,833
REAL ESTATE	0.7%
DIVERSIFIED	0.4%
Wereldhave NV		12,920	1,016,142
RETAIL	0.3%
Corio NV		21,088	945,025
TOTAL REAL ESTATE			1,961,167
TOTAL NETHERLANDS			3,919,000
NEW ZEALAND	0.3%
AIRPORTS
Auckland International Airport Ltd.		305,357	886,474
NORWAY	0.3%
REAL ESTATE—OFFICE
Norwegian Property ASA		755,824	905,947
SINGAPORE	1.2%
REAL ESTATE—DIVERSIFIED	0.2%
Capitaland Ltd.		291,000	698,704
TECHNOLOGY—SEMICONDUCTORS	1.0%
Avago Technologies Ltd. (USD)[c]		52,687	2,786,616
TOTAL SINGAPORE			3,485,320
SOUTH KOREA	0.6%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR, 144Ad		2,800	1,828,400

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
SPAIN	1.4%
FINANCIAL—BANKS	0.4%
Banco Santander Central Hispano SA		130,000	$1,163,539
TELECOMMUNICATION SERVICES	0.2%
Telefonica SAa		38,500	626,834
TOLL ROADS	0.8%
Abertis Infraestructuras SAa		52,327	1,162,578
Ferrovial SA		46,360	897,029
			2,059,607
TOTAL SPAIN			3,849,980
SWITZERLAND	7.1%
AIRPORTS	0.5%
Flughafen Zuerich AG		2,527	1,477,305
CONSUMER—NON-CYCLICAL—FOOD	1.5%
Nestle SAa		57,420	4,203,269
FINANCIAL	1.5%
BANKS	0.4%
Credit Suisse Group AG		37,073	1,133,323
INSURANCE	1.1%
Zurich Insurance Group AGa		10,200	2,955,776
TOTAL FINANCIAL			4,089,099
HEALTH CARE—PHARMACEUTICALS	1.5%
Novartis AGa		54,500	4,349,980
INDUSTRIALS	1.7%
ELECTRICAL COMPONENT & EQUIPMENT	0.9%
TE Connectivity Ltd. (USD)[c]		45,964	2,533,076
MACHINERY	0.8%
Pentair, Ltd. (USD)[c]		27,800	2,159,226
TOTAL INDUSTRIALS			4,692,302
MATERIALS—CHEMICALS	0.4%
Syngenta AGa		3,124	1,243,927
TOTAL SWITZERLAND			20,055,882

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
UNITED KINGDOM	9.5%
CONSUMER STAPLES—BEVERAGE	0.6%
Diageo PLC		54,700	$1,811,609
CONSUMER—NON-CYCLICAL—HOUSEHOLD PRODUCTS	1.1%
Reckitt Benckiser Group PLC[a]		39,600	3,143,039
ELECTRIC—REGULATED ELECTRIC	0.8%
National Grid PLC[a]		165,748	2,162,827
ENERGY	1.7%
INTEGRATED OIL & GAS	0.9%
Royal Dutch Shell PLC[a]		70,224	2,515,297
OIL & GAS EQUIPMENT & SERVICES	0.8%
Ensco PLC, Class A (USD)[a]		39,000	2,230,020
TOTAL ENERGY			4,745,317
FINANCIAL—BANKS	1.7%
Barclays PLC		535,900	2,413,348
HSBC Holdings PLC[a]		220,166	2,415,004
			4,828,352
HEALTH CARE—PHARMACEUTICALS	1.5%
GlaxoSmithKline PLC[a]		162,800	4,344,421
INDUSTRIALS—AEROSPACE & DEFENSE	1.0%
EasyJet PLC[a]		107,572	2,736,136
INSURANCE—LIFE/HEALTH INSURANCE	0.1%
St. James's Place PLC		25,000	301,383
REAL ESTATE	1.0%
DIVERSIFIED	0.1%
Helical Bar PLC		85,075	459,973
INDUSTRIALS	0.5%
Segro PLC		259,851	1,437,203
SELF STORAGE	0.4%
Big Yellow Group PLC		136,977	1,084,233
TOTAL REAL ESTATE			2,981,409
TOTAL UNITED KINGDOM			27,054,493

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
UNITED STATES	54.0%
AUTOMOTIVE	0.7%
Ford Motor Co.[a]		136,100	$2,100,023
COMMUNICATIONS—TOWERS	1.7%
American Tower Corp.[c]		27,235	2,173,898
Crown Castle International Corp.[b,c]		22,404	1,645,126
SBA Communications Corp., Class Ab,c		10,092	906,665
			4,725,689
CONSUMER DISCRETIONARY	1.3%
AUTOMOBILES	0.5%
General Motors Co.[a,b]		33,097	1,352,674
HOTELS, RESTAURANTS & LEISURE	0.8%
Las Vegas Sands Corp.[c]		31,000	2,444,970
TOTAL CONSUMER DISCRETIONARY			3,797,644
CONSUMER—CYCLICAL	4.9%
AIRLINES	0.4%
Alaska Air Group[a]		16,100	1,181,257
APPAREL	0.5%
Hanesbrands[c]		19,000	1,335,130
HOME BUILDERS	1.0%
D.R. Horton[a]		124,000	2,767,680
MEDIA	1.2%
The Walt Disney Co.[a,c]		43,000	3,285,200
RESTAURANT	0.6%
Starbucks Corp.		23,000	1,802,970
RETAIL	0.8%
Ross Stores[a,c]		29,700	2,225,421
SPECIALTY RETAIL	0.4%
PetSmart[c]		17,400	1,265,850
TOTAL CONSUMER—CYCLICAL			13,863,508
CONSUMER—NON-CYCLICAL	1.8%
FOOD PRODUCTS	0.7%
Tyson Foods, Class Aa,c		58,400	1,954,064

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
RETAIL	1.1%
CVS Caremark Corp.[a]		26,800	$1,918,076
Wal-Mart Stores[c]		15,000	1,180,350
			3,098,426
TOTAL CONSUMER—NON-CYCLICAL			5,052,490
ELECTRIC—REGULATED ELECTRIC	0.7%
CenterPoint Energy[a]		42,448	983,945
PG&E Corp.[a,c]		25,000	1,007,000
			1,990,945
ENERGY	4.6%
OIL & GAS	3.8%
Anadarko Petroleum Corp.[c]		14,237	1,129,279
Chevron Corp.[a]		25,030	3,126,497
CONSOL Energy[c]		33,700	1,281,948
Exxon Mobil Corp.[a]		38,447	3,890,836
Occidental Petroleum Corp.[c]		13,300	1,264,830
			10,693,390
OIL & GAS SERVICES	0.8%
Marathon Petroleum Corp.[c]		13,800	1,265,874
Schlumberger Ltd.[c]		13,298	1,198,283
			2,464,157
TOTAL ENERGY			13,157,547
FINANCIAL	9.2%
BANKS	2.2%
Bank of America Corp.[a]		164,400	2,559,708
Comerica[a]		24,800	1,178,992
Wells Fargo & Co.[a]		55,487	2,519,110
			6,257,810
CREDIT CARD	0.5%
American Express Co.[a,c]		16,000	1,451,680

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	4.5%
Ameriprise Financial[a,c]		23,000	$2,646,150
BlackRock[c]		5,823	1,842,805
Capital One Financial Corp.[c]		16,600	1,271,726
Citigroup[a,c]		41,811	2,178,771
JPMorgan Chase & Co.[a,c]		57,394	3,356,401
Morgan Stanley[c]		40,700	1,276,352
			12,572,205
INSURANCE	2.0%
American International Group[a]		58,700	2,996,635
Prudential Financial[c]		28,700	2,646,714
			5,643,349
TOTAL FINANCIAL			25,925,044
GAS DISTRIBUTION	1.1%
Atmos Energy Corp.[c]		26,100	1,185,462
Sempra Energy[a,c]		22,282	2,000,032
			3,185,494
HEALTH CARE	2.9%
BIOTECHNOLOGY	0.5%
Amgen[a,c]		10,700	1,221,512
HEALTH CARE PROVIDERS & SERVICES	1.0%
UnitedHealth Group[a]		21,600	1,626,480
Universal Health Services, Class Bc		14,700	1,194,522
			2,821,002
HEALTHCARE PRODUCTS	1.0%
Thermo Fisher Scientific[a]		26,019	2,897,216
PHARMACEUTICALS	0.4%
Pfizer[a,c]		38,784	1,187,954
TOTAL HEALTH CARE			8,127,684
INDUSTRIALS	4.4%
AEROSPACE & DEFENSE	0.9%
United Technologies Corp.[a,c]		21,573	2,455,007

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
BUILDING PRODUCTS	0.5%
Eagle Materials[a,c]		17,600	$1,362,768
DIVERSIFIED MANUFACTURING	2.0%
General Electric Co.[a]		67,230	1,884,457
Owens Corning[a,b]		66,700	2,716,024
WW Grainger[c]		4,400	1,123,848
			5,724,329
MACHINERY	0.5%
SPX Corp.[c]		14,064	1,400,915
TRANSPORTATION	0.5%
United Parcel Service[c]		13,660	1,435,393
TOTAL INDUSTRIALS			12,378,412
MATERIALS—CHEMICALS	1.3%
Eastman Chemical Co.[c]		15,200	1,226,640
Monsanto Co.[a]		22,100	2,575,755
			3,802,395
PIPELINES	3.1%
PIPELINES—C-CORP	1.4%
Plains GP Holdings LP, Class Ab		35,926	961,739
SemGroup Corp., Class A		26,032	1,698,067
Williams Cos. (The)[c]		33,721	1,300,619
			3,960,425
PIPELINES—MLP	1.7%
Access Midstream Partners LPc		14,944	845,532
Energy Transfer Equity LPc		15,215	1,243,674
EQT Midstream Partners LPc		23,843	1,401,730
NGL Energy Partners LP		25,814	890,583
Valero Energy Partners LPb		12,540	432,003
			4,813,522
TOTAL PIPELINES			8,773,947
REAL ESTATE	4.5%
DIVERSIFIED	1.3%
Forest City Enterprises, Class Aa,b		79,907	1,526,224
Vornado Realty Trust[c]		23,158	2,056,199
			3,582,423

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
HEALTH CARE	0.4%
Emeritus Corp.[b]		10,760	$232,739
Ventas[c]		16,730	958,294
			1,191,033
HOTEL	0.3%
Strategic Hotels & Resorts[b,c]		97,831	924,503
INDUSTRIALS	0.7%
First Industrial Realty Trust[c]		59,698	1,041,730
PS Business Parks		10,792	824,725
			1,866,455
OFFICE	0.2%
Corporate Office Properties Trust		27,348	647,874
SELF STORAGE	0.5%
Sovran Self Storage[c]		20,931	1,364,073
SHOPPING CENTERS—REGIONAL MALL	0.8%
Glimcher Realty Trust[c]		96,558	903,783
Simon Property Group		8,716	1,326,226
			2,230,009
SPECIALTY	0.3%
Digital Realty Trust		16,698	820,206
TOTAL REAL ESTATE			12,626,576
SHIPPING	0.5%
Teekay Corp. (Marshall Islands)		28,176	1,352,730
TECHNOLOGY	10.5%
COMPUTERS	3.9%
Apple[a]		14,450	8,108,039
Hewlett-Packard Co.[a,c]		102,500	2,867,950
			10,975,989
COMPUTERS & PERIPHERALS	1.8%
EMC Corp.[a]		100,900	2,537,635
NetApp[a]		62,500	2,571,250
			5,108,885

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
INTERNET SERVICE PROVIDER	0.5%
Google[a,b,c]		1,300	$1,456,923
SEMICONDUCTORS	2.1%
Broadcom Corp., Class Ac		132,500	3,928,625
SanDisk Corp.[c]		27,053	1,908,319
			5,836,944
SERVICES	0.5%
Visa, Class Aa		6,100	1,358,348
SOFTWARE	1.3%
Citrix Systems[a,b]		59,200	3,744,400
TELECOMMUNICATION EQUIPMENT	0.4%
Cisco Systems[a]		57,600	1,293,120
TOTAL TECHNOLOGY			29,774,609
TELECOMMUNICATION SERVICES	0.4%
AT&Ta		35,577	1,250,887
WATER	0.4%
American Water Works Co.[a]		25,409	1,073,784
TOTAL UNITED STATES			152,959,408
TOTAL COMMON STOCK (Identified cost—$256,327,717)			320,129,792
CLOSED-END FUNDS—UNITED STATES	5.8%
COVERED CALL	1.2%
Eaton Vance Tax-Managed Buy-Write Opportunities Fund[c]		78,125	1,094,531
Eaton Vance Tax-Managed Diversified Equity Income Fund[c]		90,673	990,149
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		23,399	283,128
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[a]		107,975	1,079,750
			3,447,558
ENERGY/ RESOURCES	0.1%
Market Vectors Oil Service ETF[c]		6,280	301,880

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
EQUITY TAX—ADVANTAGED	1.5%
Eaton Vance Tax-Advantaged Dividend Income Fund[c]		53,809	$1,023,447
Eaton Vance Tax-Advantaged Global Dividend Income Fund		21,589	365,718
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund[c]		13,323	326,413
Gabelli Dividend & Income Trust[a]		78,846	1,748,016
John Hancock Tax-Advantaged Dividend Income Fund		47,656	868,292
			4,331,886
HIGH YIELD	0.2%
New America High Income Fund[c]		31,244	301,505
PIMCO High Income Fund[c]		28,585	333,015
			634,520
INVESTMENT GRADE	0.1%
PIMCO Corporate and Income Opportunity Fund		17,379	299,961
MASTER LIMITED PARTNERSHIPS	0.6%
First Trust Energy Income and Growth Fund[c]		15,794	509,830
First Trust MLP and Energy Income Fund[c]		21,060	421,411
Kayne Anderson Energy Total Return Fund[c]		15,490	423,651
Nuveen Energy MLP Total Return Fund[c]		18,376	359,251
			1,714,143
MULTI-SECTOR	1.2%
AllianzGI Convertible & Income Fund[c]		36,012	349,677
AllianzGI Convertible & Income Fund IIc		39,305	352,959
PIMCO Dynamic Credit Income Fund[c]		16,021	360,152
PIMCO Dynamic Income Fund[c]		20,594	599,903
PIMCO Income Opportunity Fund[c]		49,314	1,393,121
PIMCO Income Strategy Fund IIc		33,392	332,250
			3,388,062
PREFERRED	0.3%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund[c]		19,068	333,690
Nuveen Preferred Income Opportunities Fund[c]		39,534	350,667
			684,357

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REAL ESTATE	0.2%
Alpine Global Premier Properties Fund[c]		41,880	$301,117
Nuveen Real Estate Income Fund[c]		28,022	266,770
			567,887
SENIOR LOAN	0.1%
Nuveen Credit Strategies Income Fund[a]		33,214	323,172
U.S. GENERAL EQUITY	0.2%
Royce Global Value Trust[a,b]		3,310	29,426
Royce Value Trust[c]		23,172	370,752
			400,178
U.S. HYBRID (GROWTH & INCOME)	0.1%
Guggenheim Strategic Opportunities Fund[a,c]		18,656	399,052
TOTAL CLOSED-END FUNDS (Identified cost—$15,922,342)			16,492,656
PREFERRED SECURITIES—$25 PAR VALUE	1.5%
UNITED KINGDOM	0.7%
BANKS—FOREIGN
Barclays Bank PLC, 7.10%, Series III (USD)		40,000	1,006,800
National Westminster Bank PLC, 7.76%, Series C (USD)		40,000	1,007,200
			2,014,000
UNITED STATES	0.8%
BANKS	0.3%
Countrywide Capital V, 7.00%, due 11/1/36[a]		35,000	887,250
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Qwest Corp., 6.125%, due 6/1/53[a]		29,271	554,686
REAL ESTATE—DIVERSIFIED	0.3%
Colony Financial, 8.50%, Series Aa		28,000	700,000
TOTAL UNITED STATES			2,141,936
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$4,176,858)			4,155,936
PREFERRED SECURITIES—CAPITAL SECURITIES	4.6%
BELGIUM	0.4%
BANKS—FOREIGN
KBC Bank NV, 8.00%, due 1/25/23 (USD)		1,000,000	1,100,000

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
FRANCE	1.0%
BANKS—FOREIGN	0.6%
Credit Agricole SA, 8.125%, due 9/19/33, 144A (USD)[d]		1,700,000	$1,880,625
INSURANCE—LIFE/HEALTH INSURANCE	0.4%
La Mondiale Vie, 7.625% (USD)		1,000,000	1,065,000
TOTAL FRANCE			2,945,625
GERMANY	0.6%
BANKS—FOREIGN
Commerzbank AG, 8.125%, due 9/19/23, 144A (USD)[d]		1,600,000	1,772,000
IRELAND	0.3%
BANKS—FOREIGN
Baggot Securities Ltd., 10.24%, 144A (EUR)[d]		300,000	435,099
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN		300,000	442,083
TOTAL IRELAND			877,182
SPAIN	0.4%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)[e]		1,000,000	1,081,250
SWITZERLAND	0.9%
BANKS—FOREIGN	0.4%
Credit Suisse Group AG, 7.50%, 144A (USD)[d]		977,000	1,033,471
INSURANCE—REINSURANCE—FOREIGN	0.5%
Aquarius + Investments PLC, 8.25% (USD)		1,310,000	1,431,175
TOTAL SWITZERLAND			2,464,646
UNITED KINGDOM	0.4%
BANKS—FOREIGN
Barclays PLC, 8.00% (EUR)		750,000	1,040,122
UNITED STATES	0.6%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a,d]		1,500	1,827,187
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$12,040,019)			13,108,012

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Principal Amount	Value
CORPORATE BOND—UNITED STATES	0.6%
INSURANCE—PROPERTY CASUALTY
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ad		$1,500,000	$1,544,919
TOTAL CORPORATE BONDS (Identified cost—$1,342,532)			1,544,919
		Number of Shares
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.06%[f]		600,000	600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$600,000)			600,000
TOTAL INVESTMENTS (Identified cost—$290,409,468)	125.6%		356,031,315
WRITTEN CALL OPTIONS	(1.5)		(4,336,869)
LIABILITIES IN EXCESS OF OTHER ASSETS	(24.1)		(68,180,903)
NET ASSETS (Equivalent to $12.31 per share based on 23,032,573 shares of common stock outstanding)	100.0%		283,513,543
		Number of Contracts
WRITTEN CALL OPTIONS	(1.5)%
GERMANY	(0.1)%
Euro Stoxx 50 Index, EUR Strike Price 3,100, 1/17/14		300	(185,719)
UNITED STATES	(1.4)%
S&P 500 Index, USD Strike Price 1,800, 1/18/14		179	(989,870)
S&P 500 Index, USD Strike Price 1,810, 1/18/14		268	(1,155,080)
S&P 500 Index, USD Strike Price 1,815, 1/18/14		179	(723,160)
S&P 500 Index, USD Strike Price 1,820, 1/18/14		223	(776,040)
S&P 500 Index, USD Strike Price 1,825, 1/18/14		156	(507,000)
TOTAL UNITED STATES			(4,151,150)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$1,988,088)			$(4,336,869)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

ETF  Exchange-Traded Fund

EUR  Euro Currency

GBP  Great British Pound

GDR  Global Depositary Receipt

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $143,014,633 in aggregate has been pledged as collateral.

b  Non-income producing security.

c  All or a portion of the security is pledged in connection with written option contracts: $58,911,803 in aggregate has been pledged as collateral.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.6% of the net assets of the Fund, of which 0.0% are illiquid.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.4% of the net assets of the Fund.

f  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SECTOR BREAKDOWN (Unaudited)

December 31, 2013
(Based on Managed Assets)

Sector Summary	% of Managed Assets
Financial (Common)	15.6
Technology (Common)	12.2
Industrials (Common)	10.3
Real Estate (Common)	7.3
Energy (Common)	6.5
Health Care (Common)	6.4
Closed-End Funds	4.7
Consumer—Cyclical (Common)	4.2
Consumer—Non-Cyclical (Common)	3.8
Pipelines (Common)	3.7
Banks—Foreign (Preferred)	3.1
Materials (Common)	2.7
Consumer Discretionary (Common)	2.7
Gas Distribution (Common)	2.4
Automotive (Common)	1.9
Consumer Staples (Common)	1.8
Telecommunication Services (Common)	1.5
Electric (Common)	1.4
Communications (Common)	1.3
Toll Roads (Common)	1.2
Airports (Common)	1.0
Insurance (Preferred)	0.7
Water (Common)	0.7
Integrated Telecommunications Services (Preferred)	0.7
Hotel (Common)	0.4
Insurance (Corporate Bonds)	0.4
Shipping (Common)	0.4
Transport—Rail (Common)	0.4
Railways (Common)	0.3
Marine Ports (Common)	0.3
Banks (Preferred)	0.3
Real Estate (Preferred)	0.2
Insurance (Common)	0.1
Other	(0.6)
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments in securities, at value (Identified cost—$290,409,468)	$356,031,315
Cash	662,762
Foreign currency, at value (Identified cost—$404,384)	403,906
Receivable for:
Dividends and interest	982,563
Investment securities sold	557,685
Other assets	1,216
Total Assets	358,639,447
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Options (Premiums received—$1,988,088)	4,336,869
Dividends declared on common shares	454,242
Investment management fees	297,311
Interest expense	54,147
Administration fees	23,785
Directors' fees	461
Other liabilities	159,089
Total Liabilities	75,125,904
NET ASSETS	$283,513,543
NET ASSETS consist of:
Paid-in capital	$312,986,445
Dividends in excess of net investment income	(214,142)
Accumulated net realized loss	(92,540,155)
Net unrealized appreciation	63,281,395
$283,513,543
NET ASSET VALUE PER COMMON SHARE:
($283,513,543 ÷ 23,032,573 shares outstanding)	$12.31
MARKET PRICE PER COMMON SHARE	$11.34
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.88)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividend income (net of $397,578 of foreign withholding tax)	$8,956,191
Interest income	745,306
Total Investment Income	9,701,497
Expenses:
Investment management fees	3,397,582
Interest expense	662,815
Administration fees	338,141
Custodian fees and expenses	147,729
Professional fees	112,618
Line of credit fees	75,681
Shareholder reporting expenses	51,274
Transfer agent fees and expenses	21,704
Directors' fees and expenses	16,974
Registration and filing fees	9,237
Miscellaneous	55,367
Total Expenses	4,889,122
Net Investment Income	4,812,375
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	39,699,026
Options	(17,872,596)
Foreign currency transactions	(74,218)
Net realized gain	21,752,212
Net change in unrealized appreciation (depreciation) on:
Investments	24,539,971
Options	(2,663,209)
Foreign currency translations	(4,433)
Net change in unrealized appreciation (depreciation)	21,872,329
Net realized and unrealized gain	43,624,541
Net Increase in Net Assets Resulting from Operations	$48,436,916

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$4,812,375	$5,874,937
Net realized gain (loss)	21,752,212	(6,213,774)
Net change in unrealized appreciation (depreciation)	21,872,329	41,260,788
Net increase in net assets resulting from operations	48,436,916	40,921,951
Dividends and Distributions to Common Shareholders from:
Net investment income	(16,234,140)	(6,563,837)
Tax return of capital	(9,562,342)	(19,232,645)
Total dividends and distributions to common shareholders	(25,796,482)	(25,796,482)
Total increase in net assets applicable to common shares	22,640,434	15,125,469
Net Assets Applicable to Common Shares:
Beginning of year	260,873,109	245,747,640
End of year[a]	$283,513,543	$260,873,109

a  Includes dividends in excess of net investment income of $214,142 and $323,093, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2013

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$48,436,916
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(273,637,124)
Net purchases, sales and maturities of short-term investments	1,900,091
Net amortization of premium	12,945
Proceeds from sales and maturities of long-term investments	310,937,801
Net decrease in dividends and interest receivable and other assets	302,588
Net increase in interest expense payable, accrued expenses and other liabilities	26,229
Increase in premiums received from options	316,620
Net change in unrealized depreciation on options	2,663,209
Net change in unrealized appreciation on investments	(24,539,971)
Net realized gain on investments	(39,699,026)
Cash provided by operating activities	26,720,278
Cash Flows from Financing Activities:
Dividends and distributions paid on common shares	(25,803,293)
Increase in cash	916,985
Cash at beginning of year (including foreign currency)	149,683
Cash at end of year (including foreign currency)	$1,066,668

Supplemental Disclosure of Cash Flow Information:

During the year ended December 31, 2013, interest paid was $668,130.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010	2009
Net asset value per common share, beginning of year	$11.33	$10.67	$11.96	$11.91	$9.94
Income (loss) from investment operations:
Net investment income	0.21 [a]	0.26	0.33	0.31	0.38
Net realized and unrealized gain (loss)	1.89 [b]	1.52	(0.50)	0.86	2.83
Total from investment operations	2.10	1.78	(0.17)	1.17	3.21
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	(0.02)
Total dividends and distributions to preferred shareholders	—	—	—	—	(0.02)
Total from investment operations applicable to common shares	2.10	1.78	(0.17)	1.17	3.19
Less dividends and distributions to common shareholders from:
Net investment income	(0.70)	(0.28)	(0.30)	(0.31)	(0.37)
Tax return of capital	(0.42)	(0.84)	(0.82)	(0.81)	(0.85)
Total dividends and distributions to common shareholders	(1.12)	(1.12)	(1.12)	(1.12)	(1.22)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	—	—	0.00 [c]	(0.00)[c]
Anti-dilutive effect from the repurchase of common shares	—	—	0.00 [c]	—	—
Net increase (decrease) in net asset value per common share	0.98	0.66	(1.29)	0.05	1.97
Net asset value, per common share, end of year	$12.31	$11.33	$10.67	$11.96	$11.91
Market value, per common share, end of year	$11.34	$10.32	$9.30	$11.21	$11.29
Total net asset value return[d]	20.09%	17.80%	–0.38%	11.18%	37.19%
Total market value return[d]	21.46%	23.10%	–7.36%	9.93%	64.47%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of year (in millions)	$283.5	$260.9	$245.7	$276.1	$274.0
Ratio of expenses to average daily net assets applicable to common shares[e,f]	1.81%	1.91%	2.01%	2.22%	2.25%
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[e,f]	1.57%	1.61%	1.65%	1.71%	1.86%
Ratio of net investment income to average daily net assets applicable to common shares[e,f]	1.78%	2.26%	2.46%	2.51%	3.10%
Ratio of expenses to average daily managed assets[e,f,g]	1.44%	1.50%	1.56%	1.70%	1.68%
Portfolio turnover rate	81%	44%	56%	53%	85%
Preferred Shares/Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	506%	474%	452%	454%	451%
Asset coverage per $1,000 for revolving credit agreement	$5,062	$4,737	$4,521	$4,539	$4,513

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88 and the total return on an NAV basis would have been 20.05%.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Does not include expenses incurred by the closed-end funds in which the Fund invests.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2013, there were $89,780,379 of securities transferred between Level 1 and Level 2, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$320,129,792	$320,129,792	$—	$—
Closed-End Funds	16,492,656	16,492,656	—	—
Preferred Securities— $25 Par Value	4,155,936	4,155,936	—	—
Preferred Securities— Capital Securities—	13,108,012	—	13,108,012	—
Corporate Bonds	1,544,919	—	1,544,919	—
Money Market Funds	600,000	—	600,000	—
Total Investments[a]	$356,031,315	$340,778,384	$15,252,931	$—
Written Call Options	$(4,336,869)	$(4,336,869)	$—	$—
Total Depreciation in Other Financial Instruments[a]	$(4,336,869)	$(4,336,869)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) and Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and CEFs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

The Fund may purchase call or put options. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2013, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.0% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the year ended December 31, 2013, the Fund incurred $271,807 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company (State Street) as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $4,148 for the year ended December 31, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2013, totaled $272,591,005 and $301,889,271, respectively.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in written options during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2012	948	$1,671,468
Options written	19,454	27,173,741
Options expired	(1,464)	(1,854,118)
Options terminated in closing transactions	(10,991)	(15,162,750)
Options exercised	(6,642)	(9,840,253)
Options outstanding at December 31, 2013	1,305	$1,988,088

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2013 and the effect of derivatives held during the year ended December 31, 2013, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2013 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Option contracts[a]	—	$—	Payable for Options	$4,336,869

a  Option contracts executed with Goldman Sachs & Co. are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Option contracts	Net Realized and Unrealized Gain (Loss)	$(17,872,596)	$(2,663,209)

At December 31, 2013, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written call options	$—	$989,870

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2013:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co. LLC	$989,870	$—	$(989,870)	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2013	2012
Ordinary income	$16,234,140	$6,563,837
Tax return of capital	9,562,342	19,232,645
Total dividends and distributions	$25,796,482	$25,796,482

As of December 31, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$291,893,801
Gross unrealized appreciation	$71,490,842
Gross unrealized depreciation	(7,353,328)
Net unrealized appreciation	$64,137,514

As of December 31, 2013, the Fund had a net capital loss carryforward of $92,511,700, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, of which $5,935,068 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $1,081,199 and net ordinary losses of $123,384 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

During the year ended December 31, 2013, the Fund utilized net capital loss carryforwards of $16,399,586.

As of December 31, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, unrealized gains of passive foreign investment companies, mark to market on options contracts and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies, Fund distributions and prior year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $10,596,871, accumulated net realized loss was charged $933,845 and dividends in excess of net investment income was credited $11,530,716. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2013 and December 31, 2012, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through December 31, 2014. During the years ended December 31, 2013 and December 31, 2012, the Fund did not effect any repurchases.

Note 7. Borrowings

Effective October 1, 2012, the Fund entered into an $80,000,000 secured, committed revolving credit agreement (credit agreement) with State Street. The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Federal Funds based rate. The Fund also pays a 0.15% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of December 31, 2013, the Fund had outstanding borrowings of $69,800,000. During the year ended December 31, 2013, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 0.94%.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the "Fund") at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2014

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2013) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (07/27/07)	One Year	Five Years	Since Inception (07/27/07)
20.09%	16.54%	4.85%	21.46%	20.16%	2.79%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $9,296,024. Additionally, 48.66% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers[5] Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Investment Manager) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Martin Cohen[5,6] Age: 65	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Disinterested Directors
Michael G. Clark Age: 48	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	2011 to present

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[6] Age: 71	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	2001 to present
George Grossman Age: 60	Director	Until next election of directors	Attorney-at-law	22	1993 to present
Richard E. Kroon Age: 71	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	2004 to present

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 70	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				22	2001 to present
Frank K. Ross Age: 70	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	2004 to present

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 67	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	22	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

5  Effective January 1, 2014, Martin Cohen, currently co-Chairman and co-CEO, became Executive Chairman of the Advisor. Robert Steers, currently co-Chairman and co-CEO, became the sole CEO, responsible for day-to-day leadership and management of the Advisor.

6  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 50	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 46	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Richard E. Helm Age: 54	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005
Yigal Jhirad Age: 49	Vice President	Senior Vice President of CSCM since 2007. Prior to that, Executive Director at Morgan Stanley and head of the portfolio and derivatives strategies group.	Since 2007
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 45	Chief Compliance Officer

Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively. Vice President of CSCM from 2006-2008.

Since 2006

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

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Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 39	Assistant Secretary

Senior Vice President and Associate General Counsel of CSCM since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 43	Assistant Treasurer	Vice President of CSCM since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Yigal D. Jhirad
Vice President

Richard E. Helm
Vice President

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

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INBAR

Annual Report December 31, 2013

Cohen & Steers Global Income Builder

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$54,080	$54,080
Audit-Related Fees	$0	$0
Tax Fees	$12,700	$12,700
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)  The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)  No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2013	2012

Registrant	$12,700	$12,700
Investment Advisor	$15,000	$15,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of more than one publicly-traded company;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We generally vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of December 31, 2013, is set forth below.

Joseph Harvey • Vice president • Portfolio manager since inception	President of Cohen & Steers Capital Management, Inc. (“C&S”) and Cohen & Steers, Inc. (“CNS”). Previously, senior vice president of C&S and director of research.

Jon Cheigh • Vice president • Portfolio manager since 2012	Executive vice president of C&S.

Douglas Bond • Vice president • Portfolio manager since inception	Executive vice president of C&S. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

William F. Scapell • Vice president • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Richard Helm • Vice president • Portfolio manager since inception	Senior vice president of C&S. Previously, senior portfolio manager of WM Advisors, Inc.

Yigal D. Jhirad • Vice president • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at Morgan Stanley, heading the portfolio and derivatives strategies effort.

Ben Morton • Vice president • Portfolio manager since 2007	Senior vice president of C&S.

Elaine Zaharis-Nikas • Vice president • Portfolio manager since 2012	Vice president of C&S.

Jason A. Yablon • Vice president • Portfolio manager since 2012	Vice president of C&S. Previously, sell-side analyst at Morgan Stanley.

C&S utilizes a team-based approach in managing the registrant. Mr. Harvey is the leader of this team and acts in a supervisory capacity. Mr. Cheigh, Mr. Morton, Mr. Bond, Mr. Helm, Mr. Jhirad, Mr. Yablon and Ms. Zaharis-Nikas direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2013, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. One (1) of the 7 other accounts managed by Mr. Helm with total assets of $77.3 million is subject to performance-based fees.  One (1) of the 33 other accounts managed by Mr. Harvey, with total assets of $80.3 million, are subject to performance-based fees.

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	17	$18,663,424,000

• Other pooled investment vehicles	34	$14,655,400,000

• Other accounts	33	$4,170,492,000

Douglas Bond

	Number of accounts	Total assets

• Registered investment companies	2	$735,966,000

• Other pooled investment vehicles	0	$0

• Other accounts	1	$8,457,000

Jon Cheigh

	Number of accounts	Total assets

• Registered investment companies	7	$7,432,468,000

• Other pooled investment vehicles	27	$3,522,171,000

• Other accounts	13	$1,814,999,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$9,867,274,000

• Other pooled investment vehicles	2	$8,725,897,000

• Other accounts	8	$780,012,000

Richard Helm

	Number of accounts	Total assets

• Registered investment companies	5	$2,192,657,000

• Other pooled investment vehicles	2	$494,882,000

• Other accounts	7	$362,662,000

Yigal D. Jhirad

	Number of accounts	Total assets

• Registered investment companies	2	$453,222,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Elaine Zaharis-Nikas

	Number of accounts	Total assets

• Registered investment companies	4	$6,388,571,000

• Other pooled investment vehicles	0	$0

• Other accounts	6	$500,407,000

Ben Morton

	Number of accounts	Total assets

• Registered investment companies	6	$4,211,914,000

• Other pooled investment vehicles	6	$789,730,000

• Other accounts	3	$167,409,000

Jason A. Yablon

	Number of accounts	Total assets

• Registered investment companies	7	$8,538,876,000

• Other pooled investment vehicles	0	$0

• Other accounts	3	$879,542,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2013:

Dollar Range of Securities Owned
Joseph Harvey	None
Douglas Bond	$50,000–$100,000
Jon Cheigh	None
William F. Scapell	None
Richard Helm	None
Yigal Jhirad	None
Elaine Zaharis-Nikas	None
Ben Morton	None
Jason Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or Subadvisors, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the MSCI World Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 7, 2014